News Release

Media Contact: Gillian Moore
24-Hour: 800.559.3853
Analyst Contact: Abby Motsinger
Office: 704.382.7624
November 7, 2025
Duke Energy reports third-quarter 2025 financial results
▪Third-quarter 2025 reported and adjusted EPS of $1.81, representing over 11% growth versus third-quarter 2024
▪Company narrows 2025 adjusted EPS guidance range to $6.25 to $6.35 and reaffirms long-term adjusted EPS growth rate of 5% to 7% through 2029
▪Economic development tailwinds support increasing capital plan while keeping customer rates below the national average; expect to announce new 2026-2030 capital plan between $95 and $105 billion in February
CHARLOTTE, N.C. – Duke Energy (NYSE: DUK) today announced third-quarter 2025 reported EPS, prepared in accordance with Generally Accepted Accounting Principles (GAAP), and adjusted EPS of $1.81. This is compared to reported EPS of $1.60 and adjusted EPS of $1.62 for the third quarter of 2024. Adjusted EPS excludes the impact of certain items that are included in reported EPS.
Higher third-quarter 2025 adjusted results were driven by the implementation of new rates and riders, along with higher retail sales volumes. These items were partially offset by higher interest expense, milder weather and higher depreciation and property taxes on a growing asset base.
The company is narrowing its 2025 adjusted EPS guidance range to $6.25 to $6.35 and reaffirming its long-term adjusted EPS growth rate of 5% to 7% through 2029 off the 2025 midpoint of $6.30. Management does not forecast reported GAAP EPS and related long-term growth rates.
“We remain on track to deliver strong results in 2025, while advancing an energy modernization strategy that creates value for our customers, stakeholders and investors,” said Harry Sideris, Duke Energy president and chief executive officer. “With our economic development pipeline continuing to progress and concrete investment plans in place, we are reaffirming our long-term EPS growth rate and have confidence we will earn in the top half of the range beginning in 2028.”
“Furthermore, as load growth materializes across our jurisdictions, we are expecting our new five-year capital plan to be between $95 and $105 billion when we refresh the plan in February, increasing the largest capital plan in the industry.”
“As the investment needs of our utilities accelerate, customer value and affordability remain front and center,” Sideris added. “Cost management is a core competency for Duke Energy and we focus on keeping bills as low as possible – including rates well below the national average and average changes below the rate of inflation – to ensure our 10 million customers receive the service they count on at a fair price."

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Business segment results
In addition to the following summary of third-quarter 2025 business segment performance, comprehensive tables with detailed EPS drivers for the third quarter compared to prior year are provided at the end of this news release.
The discussion below of third-quarter results includes both GAAP segment income and adjusted segment income, which is a non-GAAP financial measure. The tables at the end of this news release present a full reconciliation of GAAP reported results to adjusted results.
Electric Utilities and Infrastructure
On a reported basis, Electric Utilities and Infrastructure recognized third-quarter 2025 segment income of $1,658 million, compared to segment income of $1,451 million in the third quarter of 2024.
On an adjusted basis, Electric Utilities and Infrastructure recognized third-quarter 2025 segment income of $1,658 million, compared to segment income of $1,464 million in the third quarter of 2024. This represents an increase of $0.24 per share, excluding share dilution of $0.01 per share. Higher quarterly results were primarily due to the implementation of new rates and higher retail sales volumes, partially offset by milder weather, higher interest expense and higher depreciation and property taxes on a growing asset base.
Gas Utilities and Infrastructure
On a reported basis, Gas Utilities and Infrastructure recognized third-quarter 2025 segment loss of $26 million, compared to segment loss of $25 million in the third quarter of 2024.
On an adjusted basis, Gas Utilities and Infrastructure recognized third-quarter 2025 segment loss of $26 million, compared to segment loss of $22 million in the third quarter of 2024. Flat quarterly results were primarily due to growth from rate increases and riders, offset by higher O&M expense and depreciation on a growing asset base.
Other
Other primarily includes interest expense on holding company debt, other unallocated corporate costs and results from Duke Energy’s captive insurance company.
On a reported basis, Other recognized a third-quarter 2025 segment loss of $225 million, compared to segment loss of $222 million in the third quarter of 2024.
On an adjusted basis, Other recognized a third-quarter 2025 segment loss of $225 million, compared to segment loss of $206 million in the third quarter of 2024. This represents a decrease of $0.04 per share. Lower quarterly results were primarily due to higher interest expense.

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Effective tax rate
Duke Energy's consolidated reported effective tax rate for the third quarter of 2025 was 10.8% compared to 11.2% in the third quarter of 2024. The decrease in the reported effective tax rate was primarily due to an increase in the amortization of income tax credits.
Duke Energy's consolidated adjusted effective tax rate was 10.8% for the third quarter of 2025 compared to 11.6% in the third quarter of 2024. The decrease in the adjusted effective tax rate was primarily due to an increase in the amortization of income tax credits.
The tables at the end of this news release present a reconciliation of the reported effective tax rate to the adjusted effective tax rate.
Earnings conference call for analysts
An earnings conference call for analysts is scheduled at 10 a.m. ET today to discuss third-quarter 2025 financial results and other business and financial updates. The conference call will be hosted by Harry Sideris, president and chief executive officer, and Brian Savoy, executive vice president and chief financial officer.
The call can be accessed via the investors' section (duke-energy.com/investors) of Duke Energy’s website or by dialing 833.470.1428 in the U.S. or 929.526.1599 outside the U.S. The confirmation code is 664572. Please call in 10 to 15 minutes prior to the scheduled start time.
Special Items and Non-GAAP Reconciliation
The following table presents a reconciliation of GAAP reported EPS to adjusted EPS for third-quarter 2025 and 2024 financial results:

(In millions, except per share amounts)	After-Tax Amount	3Q 2025 EPS	3Q 2024 EPS
EPS, as reported		$1.81	$1.60
Adjustments to reported EPS:
Third Quarter 2025
Discontinued Operations	—	—
Third Quarter 2024
System Post-Implementation Costs	$16		$0.02
Preferred Redemption Costs	16		0.02
Discontinued Operations(a)	(22)		(0.03)
Total adjustments(b)		$—	$0.02
EPS, adjusted		$1.81	$1.62
(a)    Represents the operating results and net impairment reversal recognized related to the sale of the Commercial Renewables business disposal group.
(b)    Total EPS adjustments may not foot due to rounding.

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Non-GAAP financial measures
Management evaluates financial performance in part based on non-GAAP financial measures, including adjusted earnings, adjusted EPS and adjusted effective tax rate. Adjusted earnings and adjusted EPS represent income (loss) from continuing operations available to Duke Energy Corporation common stockholders in dollar and basic per share amounts, adjusted for the dollar and per share impact of special items. The adjusted effective tax rate is calculated using pretax earnings and income tax expense, both adjusted to include the impact of noncontrolling interests and preferred dividends and to exclude the impact of special items. Special items represent certain charges and credits, which management believes are not indicative of Duke Energy's ongoing performance.
Special items included within the financial statement periods presented, which management does not believe are reflective of ongoing costs, are described below:
•System Post-Implementation Costs represents the net impact of charges related to nonrecurring customer billing adjustments as a result of implementation of a new customer system.
•Preferred Redemption Costs represents charges related to the redemption of Series B Preferred Stock.
Management uses these non-GAAP financial measures for planning, forecasting, and to report financial results to the Board of Directors, employees, and stockholders, as well as analysts and investors. The most directly comparable GAAP measures for adjusted earnings, adjusted EPS and the adjusted effective tax rate are Net Income (Loss) Available to Duke Energy Corporation common stockholders (GAAP reported earnings (loss)), Basic earnings (loss) per share Available to Duke Energy Corporation common stockholders (GAAP reported earnings (loss) per share), and the reported effective tax rate, respectively.
Due to the forward-looking nature of forecasted adjusted EPS and related growth rates, the information to reconcile those amounts to the most directly comparable GAAP financial measure is not available, as management is unable to project special items, such as legal settlements, impacts of regulatory orders or asset impairments, for future periods.
Management evaluates segment performance based on segment income and other net loss. Segment income and other net loss are defined as income (loss) from continuing operations net of income attributable to noncontrolling interests and preferred stock dividends. Segment income and other net loss include intercompany revenues and expenses that are eliminated in the Condensed Consolidated Financial Statements. Management also uses adjusted segment income and adjusted other net loss as measures of historical and anticipated future segment performance. Adjusted segment income and adjusted other net loss are non-GAAP financial measures, as they represent segment income and other net loss adjusted for special items, as discussed above. Management believes the presentation of adjusted segment income and adjusted other net loss provide useful information to investors, as they provide additional relevant comparison of a segment’s or Other's performance across periods. The most directly comparable GAAP measures for adjusted segment income and adjusted other net loss are segment income and other net loss.

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Due to the forward-looking nature of forecasted adjusted segment income and forecasted adjusted other net loss and related growth rates, the information to reconcile these amounts to the most directly comparable GAAP financial measures are not available, as management is unable to project special items, as discussed above.
Duke Energy’s adjusted earnings, adjusted EPS, adjusted effective tax rate, adjusted segment income, and adjusted other net loss may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.
Duke Energy
Duke Energy (NYSE: DUK), a Fortune 150 company headquartered in Charlotte, N.C., is one of America’s largest energy holding companies. The company's electric utilities serve 8.6 million customers in North Carolina, South Carolina, Florida, Indiana, Ohio and Kentucky, and collectively own 55,100 megawatts of energy capacity. Its natural gas utilities serve 1.7 million customers in North Carolina, South Carolina, Tennessee, Ohio and Kentucky.
Duke Energy is executing an ambitious energy transition, keeping customer reliability and value at the forefront as it builds a smarter energy future. The company is investing in major electric grid upgrades and cleaner generation, including natural gas, nuclear, renewables and energy storage.
More information is available at duke-energy.com and the Duke Energy News Center. Follow Duke Energy on X, LinkedIn, Instagram and Facebook, and visit illumination for stories about the people and innovations powering our energy transition.
Forward-Looking Information
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:
◦The ability to implement our business strategy, including meeting forecasted load growth demand, grid and fleet modernization objectives, and our carbon emission reduction goals, while balancing customer reliability and affordability;
◦State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements and/or uncertainty of applicability or changes to such legislative and regulatory initiatives, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;
◦The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;
◦The ability to timely recover eligible costs, including amounts associated with coal ash impoundment retirement obligations, asset retirement and construction costs related to carbon emissions reductions, and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;
◦The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;

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◦The impact of extraordinary external events, such as a global pandemic, trade wars or military conflict, and their collateral consequences, including the disruption of global supply chains or the economic activity in our service territories;
◦Costs and effects of legal and administrative proceedings, settlements, investigations and claims;
◦Industrial, commercial and residential decline in service territories or customer bases resulting from sustained downturns of the economy, storm damage, reduced customer usage due to cost pressures from inflation, tariffs, or fuel costs, worsening economic health of our service territories, reductions in customer usage patterns, or lower than anticipated load growth, particularly if usage of electricity by data centers is less than currently projected, energy efficiency efforts, natural gas building and appliance electrification, and use of alternative energy sources, such as self-generation and distributed generation technologies;
◦Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures, natural gas electrification, and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in a reduced number of customers, excess generation resources as well as stranded costs;
◦Advancements in technology, including artificial intelligence;
◦Additional competition in electric and natural gas markets, municipalization and continued industry consolidation;
◦The influence of weather and other natural phenomena on operations, financial position, and cash flows, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;
◦Changing or conflicting investor, customer and other stakeholder expectations and demands, particularly regarding environmental, social and governance matters and costs related thereto;
◦The ability to successfully operate electric generating facilities and deliver electricity to customers including direct or indirect effects to the company resulting from an incident that affects the United States electric grid or generating resources;
◦Operational interruptions to our natural gas distribution and transmission activities;
◦The availability of adequate interstate pipeline transportation capacity and natural gas supply;
◦The impact on facilities and business from a terrorist or other attack, war, vandalism, cybersecurity threats, data security breaches, operational events, information technology failures or other catastrophic events, such as severe storms, fires, explosions, pandemic health events or other similar occurrences;
◦The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;
◦The timing and extent of changes in commodity prices, including any impact from increased tariffs, export controls and interest rates, and the ability to timely recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;
◦The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions, an individual utility’s generation portfolio, and general market and economic conditions;
◦Credit ratings of the Duke Energy Registrants may be different from what is expected;
◦Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;
◦Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, timing and receipt of necessary regulatory approvals, obtaining and complying with terms of permits, meeting construction budgets and schedules and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;
◦Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;
◦The ability to control operation and maintenance costs;

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◦The level of creditworthiness of counterparties to transactions;
◦The ability to obtain adequate insurance at acceptable costs and recover on claims made;
◦Employee workforce factors, including the potential inability to attract and retain key personnel;
◦The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);
◦The performance of projects undertaken by our businesses and the success of efforts to invest in and develop new opportunities;
◦The effect of accounting and reporting pronouncements issued periodically by accounting standard-setting bodies and the SEC;
◦The impact of United States tax legislation to our financial condition, results of operations or cash flows and our credit ratings;
◦The impacts from potential impairments of goodwill or investment carrying values;
◦Asset or business acquisitions and dispositions may not be consummated or yield the anticipated benefits, which could adversely affect our financial condition, credit metrics or ability to execute strategic and capital plans; and
◦The actions of activist shareholders could disrupt our operations, impact our ability to execute on our business strategy, or cause fluctuations in the trading price of our common stock.
Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants' reports filed with the SEC and available at the SEC's website at sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and the Duke Energy Registrants expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended September 30, 2025
(Dollars in millions, except per share amounts)

	Reported Earnings	Discontinued Operations	Total Adjustments	Adjusted Earnings
SEGMENT INCOME (LOSS)
Electric Utilities and Infrastructure	$1,658	$—	$—	$1,658
Gas Utilities and Infrastructure	(26)	—	—	(26)
Total Reportable Segment Income	1,632	—	—	1,632
Other	(225)	—	—	(225)
Net Income Available to Duke Energy Corporation Common Stockholders	$1,407	$—	$—	$1,407
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$1.81	$—	$—	$1.81
Weighted Average Shares, basic (reported and adjusted) – 778 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Nine Months Ended September 30, 2025
(Dollars in millions, except per share amounts)

	Reported Earnings	Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME (LOSS)
Electric Utilities and Infrastructure	$4,128	$—		$—	$4,128
Gas Utilities and Infrastructure	329	—		—	329
Total Reportable Segment Income	4,457	—		—	4,457
Other	(713)	—		—	(713)
Discontinued Operations	(1)	1	A	1	—
Net Income Available to Duke Energy Corporation Common Stockholders	$3,743	$1		$1	$3,744
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$4.81	$—		$—	$4.81
A – Recorded in Income (Loss) from Discontinued Operations, net of tax, on the Condensed Consolidated Statements of Operations.
Weighted Average Shares, basic (reported and adjusted) – 777 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended September 30, 2024
(Dollars in millions, except per share amounts)

		Special Items
	Reported Earnings	System Post-Implementation Costs		Preferred Redemption Costs		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME (LOSS)
Electric Utilities and Infrastructure	$1,451	$13	A	$—		$—		$13	$1,464
Gas Utilities and Infrastructure	(25)	3	B	—		—		3	(22)
Total Reportable Segment Income	1,426	16		—		—		16	1,442
Other	(222)	—		16	C	—		16	(206)
Discontinued Operations	22	—		—		(22)	D	(22)	—
Net Income Available to Duke Energy Corporation Common Stockholders	$1,226	$16		$16		$(22)		$10	$1,236
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$1.60	$0.02		$0.02		$(0.03)		$0.02	$1.62
Note: Earnings Per Share amounts are adjusted for accumulated dividends for Series B Preferred Stock of $0.02. Total EPS adjustments do not cross-foot due to rounding.
A – Net of $4 million tax benefit. $17 million recorded within Operating Revenues on the Condensed Consolidated Statements of Operations related to nonrecurring customer billing adjustments as a result of implementation of a new customer system.
B – Net of $1 million tax benefit. $1 million recorded within Operations, maintenance and other and $3 million recorded within Other Income and expenses on the Condensed Consolidated Statements of Operations related to nonrecurring customer billing adjustments as a result of implementation of a new customer system.
C – $16 million recorded within Preferred Redemption Costs on the Condensed Consolidated Statements of Operations related to the redemption of Series B Preferred Stock.
D – Recorded in Income (Loss) from Discontinued Operations, net of tax, on the Condensed Consolidated Statements of Operations.
Weighted Average Shares, basic (reported and adjusted) – 772 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Nine Months Ended September 30, 2024
(Dollars in millions, except per share amounts)

		Special Items
	Reported Earnings	Regulatory Matters		System Post-Implementation Costs		Preferred Redemption Costs		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME (LOSS)
Electric Utilities and Infrastructure	$3,562	$25	A	$13	B	$—		$—		$38	$3,600
Gas Utilities and Infrastructure	265	—		3	C	—		—		3	268
Total Reportable Segment Income	3,827	25		16		—		—		41	3,868
Other	(625)	—		—		16	D	—		16	(609)
Discontinued Operations	9	—		—		—		(9)	E	(9)	—
Net Income Available to Duke Energy Corporation Common Stockholders	$3,211	$25		$16		$16		$(9)		$48	$3,259
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$4.17	$0.03		$0.02		$0.02		$(0.01)		$0.07	$4.24
Note: Earnings Per Share amounts are adjusted for accumulated dividends for Series B Preferred Stock of $0.02. Total EPS adjustments do not cross-foot due to rounding.
A – Net of $6 million tax benefit at Duke Energy Carolinas and $2 million tax benefit at Duke Energy Progress.
•$33 million recorded within Impairment of assets and other charges, $2 million recorded within Operations, maintenance and other, and an $11 million reduction recorded within Interest Expense on the Duke Energy Carolinas' Condensed Consolidated Statement of Operations related to the 2024 South Carolina rate case order.
•$9 million recorded within Impairment of assets and other charges on the Duke Energy Progress' Condensed Consolidated Statement of Operations related to the 2024 South Carolina rate case order.
B – Net of $4 million tax benefit. $17 million recorded within Operating Revenues on the Condensed Consolidated Statements of Operations related to nonrecurring customer billing adjustments as a result of implementation of a new customer system.
C – Net of $1 million tax benefit. $1 million recorded within Operations, maintenance and other and $3 million recorded within Other Income and expenses on the Condensed Consolidated Statements of Operations related to nonrecurring customer billing adjustments as a result of implementation of a new customer system.
D – $16 million recorded within Preferred Redemption Costs on the Condensed Consolidated Statements of Operations related to the redemption of Series B Preferred Stock.
E – Recorded in Income (Loss) from Discontinued Operations, net of tax, on the Condensed Consolidated Statements of Operations.
Weighted Average Shares, basic (reported and adjusted) – 772 million

DUKE ENERGY CORPORATION
EFFECTIVE TAX RECONCILIATION
September 2025
(Dollars in millions)

	Three Months Ended September 30, 2025		Nine Months Ended September 30, 2025
	Balance	Effective Tax Rate	Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$1,630		$4,354
Noncontrolling Interests	(38)		(93)
Preferred Dividends	(14)		(41)
Adjusted Pretax Income	$1,578		$4,220

Reported Income Tax Expense From Continuing Operations	$176	10.8%	$488	11.2%
Noncontrolling Interest Portion of Income Taxes(a)	(5)		(12)
Adjusted Tax Expense	$171	10.8%	$476	11.3%

	Three Months Ended September 30, 2024		Nine Months Ended September 30, 2024
	Balance	Effective Tax Rate	Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$1,453		$3,856
Regulatory Matters	—		33
System Post-Implementation Costs	21		21
Preferred Redemption Costs	16		16
Noncontrolling Interests	(37)		(79)
Preferred Dividends	(55)		(108)
Adjusted Pretax Income	$1,398		$3,739

Reported Income Tax Expense From Continuing Operations	$163	11.2%	$481	12.5%
Regulatory Matters	—		8
System Post-Implementation Costs	5		5
Noncontrolling Interest Portion of Income Taxes(a)	(6)		(14)
Adjusted Tax Expense	$162	11.6%	$480	12.8%
(a)    Income tax related to non-pass-through entities for tax purposes.

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
September 2025 QTD vs. Prior Year

(Dollars per share)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Discontinued Operations	Consolidated
2024 QTD Reported Earnings Per Share	$1.88	$(0.03)	$(0.27)	$0.03	$1.60
System Post-Implementation Costs	0.02	—	—	—	0.02
Preferred Redemption Costs	—	—	0.02	—	0.02
Discontinued Operations	—	—	—	(0.03)	(0.03)
2024 QTD Adjusted Earnings Per Share	$1.90	$(0.03)	$(0.25)	$—	$1.62
Weather	(0.02)	—	—	—	(0.02)
Volume(a)	0.09	—	—	—	0.09
Riders and Other Retail Margin(b)	0.07	0.01	—	—	0.08
Rate case impacts, net(c)	0.15	0.01	—	—	0.16
Wholesale	(0.01)	—	—	—	(0.01)
Operations and maintenance, net of recoverables	(0.01)	(0.01)	—	—	(0.02)
Interest Expense(d)	(0.01)	—	(0.03)	—	(0.04)
AFUDC Equity	0.04	—	—	—	0.04
Depreciation and amortization(d)	(0.01)	(0.01)	—	—	(0.02)
Other(e)	(0.05)	—	(0.01)	—	(0.06)
Total variance	$0.24	$—	$(0.04)	$—	$0.20
Change in share count	(0.01)	—	—	—	(0.01)
2025 QTD Reported and Adjusted Earnings Per Share	$2.13	$(0.03)	$(0.29)	$—	$1.81

Note: Earnings Per Share amounts are calculated using the consolidated statutory income tax rate for all drivers. Basic weighted average shares outstanding increased from 772 million to 778 million. Totals may not foot or cross-foot due to rounding.

(a)    Includes block and seasonal pricing.
(b)    Electric Utilities and Infrastructure includes higher grid modernization riders and transmission revenues.
(c)    Electric Utilities and Infrastructure includes impacts from DEF multiyear rate plan revenue increases, effective January 2025 (+$0.06), DEC North Carolina Year 2 rates, effective January 2025, and DEC South Carolina rates, effective August 2024 (+$0.03), DEI rates, effective February 2025 (+$0.03), DEP North Carolina Year 2 rates, effective October 2024, (+$0.02) and DEK rates, effective July 2025 (+$0.01). Gas Utilities and Infrastructure includes impacts from Piedmont North Carolina rates, effective November 2024.
(d)    Electric Utilities and Infrastructure excludes rate case impacts.
(e)    Electric Utilities and Infrastructure includes higher property taxes.

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
September 2025 YTD vs. Prior Year

(Dollars per share)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Discontinued Operations	Consolidated
2024 YTD Reported Earnings Per Share	$4.61	$0.35	$(0.79)	$0.01	$4.17
Regulatory Matters	0.03	—	—	—	0.03
System Post-Implementation Costs	0.02	—	—	—	0.02
Preferred Redemption Costs	—	—	0.02	—	0.02
Discontinued Operations	—	—	—	(0.01)	(0.01)
2024 YTD Adjusted Earnings Per Share	$4.66	$0.35	$(0.77)	$—	$4.24
Weather	0.06	—	—	—	0.06
Volume	0.24	—	—	—	0.24
Riders and Other Retail Margin(a)	0.17	0.04	—	—	0.21
Rate case impacts, net(b)	0.48	0.09	—	—	0.57
Wholesale	0.01	—	—	—	0.01
Operations and maintenance, net of recoverables(c)	(0.13)	(0.02)	—	—	(0.15)
Interest Expense(d)	(0.09)	(0.01)	(0.10)	—	(0.20)
AFUDC Equity	0.08	—	—	—	0.08
Depreciation and amortization(d)	(0.06)	(0.03)	—	—	(0.09)
Other(e)	(0.08)	—	(0.05)	—	(0.13)
Total variance	$0.68	$0.07	$(0.15)	$—	$0.60
Change in share count	(0.03)	—	—	—	(0.03)
2025 YTD Reported and Adjusted Earnings Per Share	$5.31	$0.42	$(0.92)	$—	$4.81

Note: Earnings Per Share amounts are calculated using the consolidated statutory income tax rate for all drivers. Basic weighted average shares outstanding increased from 772 million to 777 million. Totals may not foot or cross-foot due to rounding.

(a)    Electric Utilities and Infrastructure includes transmission revenues and higher grid modernization riders. Gas Utilities and Infrastructure includes higher construction and pipeline integrity riders in Ohio and Kentucky, as well as higher revenues from the Tennessee Annual Review Mechanism and the South Carolina Rate Stabilization Act mechanism.
(b)    Electric Utilities and Infrastructure includes impacts from DEC North Carolina Year 2 rates, effective January 2025, and DEC South Carolina rates, effective August 2024 (+$0.18), DEF multiyear rate plan revenue increases, effective January 2025 (+$0.15), DEI rates, effective February 2025 (+$0.08), DEP North Carolina Year 2 rates, effective October 2024 (+$0.06) and DEK rates, effective July 2025 (+$0.01). Gas Utilities and Infrastructure includes impacts from Piedmont North Carolina rates, effective November 2024.
(c)    Electric Utilities and Infrastructure includes higher grid maintenance and generation outage costs, as well as other corporate costs in the current year.
(d)    Electric Utilities and Infrastructure excludes rate case impacts.
(e)    Electric Utilities and Infrastructure includes higher property taxes.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Operating Revenues
Regulated electric	$8,106	$7,775	$22,138	$21,253
Regulated natural gas	361	298	1,928	1,511
Nonregulated electric and other	75	81	233	233
Total operating revenues	8,542	8,154	24,299	22,997
Operating Expenses
Fuel used in electric generation and purchased power	2,289	2,644	6,266	7,207
Cost of natural gas	110	70	642	380
Operation, maintenance and other	1,762	1,409	4,916	4,108
Depreciation and amortization	1,626	1,516	4,721	4,312
Property and other taxes	438	383	1,281	1,162
Impairment of assets and other charges	—	(5)	3	39
Total operating expenses	6,225	6,017	17,829	17,208
Gains on Sales of Other Assets and Other, net	17	7	37	25
Operating Income	2,334	2,144	6,507	5,814
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	16	15	38	53
Other income and expenses, net	182	166	497	502
Total other income and expenses	198	181	535	555
Interest Expense	902	872	2,688	2,513
Income From Continuing Operations Before Income Taxes	1,630	1,453	4,354	3,856
Income Tax Expense From Continuing Operations	176	163	488	481
Income From Continuing Operations	1,454	1,290	3,866	3,375
Income (Loss) From Discontinued Operations, net of tax	—	25	(1)	12
Net Income	1,454	1,315	3,865	3,387
Less: Net Income Attributable to Noncontrolling Interests	33	34	81	68
Net Income Attributable to Duke Energy Corporation	1,421	1,281	3,784	3,319
Less: Preferred Dividends	14	39	41	92
Less: Preferred Redemption Costs	—	16	—	16
Net Income Available to Duke Energy Corporation Common Stockholders	$1,407	$1,226	$3,743	$3,211

Earnings Per Share – Basic and Diluted
Income from continuing operations available to Duke Energy Corporation common stockholders
Basic and Diluted	$1.81	$1.57	$4.81	$4.16
Income from discontinued operations attributable to Duke Energy Corporation common stockholders
Basic and Diluted	$—	$0.03	$—	$0.01
Net income available to Duke Energy Corporation common stockholders
Basic and Diluted	$1.81	$1.60	$4.81	$4.17
Weighted average shares outstanding
Basic	778	772	777	772
Diluted	778	773	777	772

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In millions)	September 30, 2025	December 31, 2024
ASSETS
Current Assets
Cash and cash equivalents	$688	$314
Receivables (net of allowance for doubtful accounts of $199 at 2025 and $122 at 2024)	4,006	2,170
Receivables of VIEs (net of allowance for doubtful accounts of $85 at 2024)	12	1,889
Receivable from sales of Commercial Renewables Disposal Groups	—	551
Inventory (includes $550 at 2025 and $494 at 2024 related to VIEs)	4,494	4,496
Regulatory assets (includes $173 at 2025 and $120 at 2024 related to VIEs)	1,977	2,739
Assets held for sale	47	96
Other (includes $47 at 2025 and $90 at 2024 related to VIEs)	984	695
Total current assets	12,208	12,950
Property, Plant and Equipment
Cost	185,941	178,737
Accumulated depreciation and amortization	(59,246)	(57,111)
Net property, plant and equipment	126,695	121,626
Other Noncurrent Assets
Goodwill	19,010	19,010
Regulatory assets (includes $2,601 at 2025 and $1,705 at 2024 related to VIEs)	14,077	14,220
Nuclear decommissioning trust funds	12,778	11,434
Operating lease right-of-use assets, net	1,211	1,148
Investments in equity method unconsolidated affiliates	323	353
Assets held for sale	2,106	$2,095
Other	3,885	3,507
Total other noncurrent assets	53,390	51,767
Total Assets	$192,293	$186,343
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable (includes $273 at 2025 and $214 at 2024 related to VIEs)	$4,191	$5,436
Notes payable and commercial paper	2,885	3,584
Taxes accrued	1,141	851
Interest accrued	814	854
Current maturities of long-term debt (includes $115 at 2025 and $1,012 at 2024 related to VIEs)	6,452	4,349
Asset retirement obligations	592	650
Regulatory liabilities	1,229	1,421
Liabilities associated with assets held for sale	57	132
Other	2,044	2,080
Total current liabilities	19,405	19,357
Long-Term Debt (includes $2,760 at 2025 and $1,842 at 2024 related to VIEs)	79,301	76,340
Other Noncurrent Liabilities
Deferred income taxes	12,271	11,424
Asset retirement obligations	9,052	9,338
Regulatory liabilities	15,377	14,521
Operating lease liabilities	1,009	957
Accrued pension and other post-retirement benefit costs	404	434
Investment tax credits	890	894
Liabilities associated with assets held for sale	167	$271
Other (includes $27 at 2024 related to VIEs)	1,790	1,551
Total other noncurrent liabilities	40,960	39,390
Commitments and Contingencies
Equity
Preferred stock, Series A, $0.001 par value, 40 million depositary shares authorized and outstanding at 2025 and 2024	973	973
Common stock, $0.001 par value, 2 billion shares authorized; 778 million and 776 million shares outstanding at 2025 and 2024	1	1
Additional paid-in capital	45,592	45,494
Retained earnings	4,718	3,431
Accumulated other comprehensive income	178	228
Total Duke Energy Corporation stockholders' equity	51,462	50,127
Noncontrolling interests	1,165	1,129
Total equity	52,627	51,256
Total Liabilities and Equity	$192,293	$186,343

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Nine Months Ended September 30,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$3,865	$3,387
Adjustments to reconcile net income to net cash provided by operating activities	4,807	5,564
Net cash provided by operating activities	8,672	8,951

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash used in investing activities	(9,976)	(9,851)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	1,622	990

Net increase in cash, cash equivalents and restricted cash	318	90
Cash, cash equivalents and restricted cash at beginning of period	421	357
Cash, cash equivalents and restricted cash at end of period	$739	$447

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30, 2025
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$8,122	$—	$—	$(16)	$8,106
Regulated natural gas	—	384	—	(23)	361
Nonregulated electric and other	58	10	40	(33)	75
Total operating revenues	8,180	394	40	(72)	8,542
Operating Expenses
Fuel used in electric generation and purchased power	2,309	—	—	(20)	2,289
Cost of natural gas	—	110	—	—	110
Operation, maintenance and other	1,728	125	(38)	(53)	1,762
Depreciation and amortization	1,448	106	79	(7)	1,626
Property and other taxes	394	41	2	1	438
Impairment of assets and other charges	(1)	—	—	1	—
Total operating expenses	5,878	382	43	(78)	6,225
Gains on Sales of Other Assets and Other, net	12	—	5	—	17
Operating Income	2,314	12	2	6	2,334
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	5	12	(1)	16
Other income and expenses, net	164	14	28	(24)	182
Total Other Income and Expenses	164	19	40	(25)	198
Interest Expense	522	67	332	(19)	902
Income (Loss) from Continuing Operations before Income Taxes	1,956	(36)	(290)	—	1,630
Income Tax Expense (Benefit) from Continuing Operations	264	(10)	(79)	1	176
Income (Loss) from Continuing Operations	1,692	(26)	(211)	(1)	1,454
Less: Net Income Attributable to Noncontrolling Interest	34	—	—	(1)	33
Net Income (Loss) Attributable to Duke Energy Corporation	1,658	(26)	(211)	—	1,421
Less: Preferred Dividends	—	—	14	—	14
Segment Income/Other Net Loss	$1,658	$(26)	$(225)	$—	$1,407
Discontinued Operations					—
Net Income Available to Duke Energy Corporation Common Stockholders					$1,407

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Nine Months Ended September 30, 2025
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$22,183	$—	$—	$(45)	$22,138
Regulated natural gas	—	1,996	—	(68)	1,928
Nonregulated electric and other	182	31	122	(102)	233
Total operating revenues	22,365	2,027	122	(215)	24,299
Operating Expenses
Fuel used in electric generation and purchased power	6,326	—	—	(60)	6,266
Cost of natural gas	—	642	—	—	642
Operation, maintenance and other	4,746	379	(59)	(150)	4,916
Depreciation and amortization	4,184	325	233	(21)	4,721
Property and other taxes	1,143	129	8	1	1,281
Impairment of assets and other charges	(2)	—	5	—	3
Total operating expenses	16,397	1,475	187	(230)	17,829
Gains on Sales of Other Assets and Other, net	21	—	16	—	37
Operating Income (Loss)	5,989	552	(49)	15	6,507
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	11	27	—	38
Other income and expenses, net	461	40	75	(79)	497
Total Other Income and Expenses	461	51	102	(79)	535
Interest Expense	1,587	197	968	(64)	2,688
Income (Loss) from Continuing Operations before Income Taxes	4,863	406	(915)	—	4,354
Income Tax Expense (Benefit) from Continuing Operations	653	77	(243)	1	488
Income (Loss) from Continuing Operations	4,210	329	(672)	(1)	3,866
Less: Net Income Attributable to Noncontrolling Interest	82	—	—	(1)	81
Net Income (Loss) Attributable to Duke Energy Corporation	4,128	329	(672)	—	3,785
Less: Preferred Dividends	—	—	41	—	41
Segment Income/Other Net Loss	$4,128	$329	$(713)	$—	$3,744
Discontinued Operations					(1)
Net Income Available to Duke Energy Corporation Common Stockholders					$3,743

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30, 2024
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$7,792	$—	$—	$(17)	$7,775
Regulated natural gas	—	321	—	(23)	298
Nonregulated electric and other	60	11	42	(32)	81
Total operating revenues	7,852	332	42	(72)	8,154
Operating Expenses
Fuel used in electric generation and purchased power	2,664	—	—	(20)	2,644
Cost of natural gas	—	70	—	—	70
Operation, maintenance and other	1,387	113	(44)	(47)	1,409
Depreciation and amortization	1,352	100	72	(8)	1,516
Property and other taxes	345	36	3	(1)	383
Impairment of assets and other charges	(5)	—	—	—	(5)
Total operating expenses	5,743	319	31	(76)	6,017
Gains on Sales of Other Assets and Other, net	2	—	5	—	7
Operating Income	2,111	13	16	4	2,144
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	2	3	10	—	15
Other income and expenses, net	127	12	62	(35)	166
Total Other Income and Expenses	129	15	72	(35)	181
Interest Expense	514	67	321	(30)	872
Income (Loss) from Continuing Operations before Income Taxes	1,726	(39)	(233)	(1)	1,453
Income Tax Expense (Benefit) from Continuing Operations	244	(14)	(66)	(1)	163
Income (Loss) from Continuing Operations	1,482	(25)	(167)	—	1,290
Less: Net Income Attributable to Noncontrolling Interest	31	—	—	—	31
Net Income (Loss) Attributable to Duke Energy Corporation	1,451	(25)	(167)	—	1,259
Less: Preferred Dividends	—	—	39	—	39
Less: Preferred Redemption Costs	—	—	16	—	16
Segment Income/Other Net Loss	$1,451	$(25)	$(222)	$—	$1,204
Discontinued Operations					22
Net Income Available to Duke Energy Corporation Common Stockholders					$1,226

Segment Income/Other Net Loss	$1,451	$(25)	$(222)	$—	$1,204
Special Items	13	3	16	—	32
Adjusted Earnings(a)	$1,464	$(22)	$(206)	$—	$1,236
(a)    See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income/Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Nine Months Ended September 30, 2024
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$21,305	$—	$—	$(52)	$21,253
Regulated natural gas	—	1,579	—	(68)	1,511
Nonregulated electric and other	170	36	120	(93)	233
Total operating revenues	21,475	1,615	120	(213)	22,997
Operating Expenses
Fuel used in electric generation and purchased power	7,266	—	—	(59)	7,207
Cost of natural gas	—	380	—	—	380
Operation, maintenance and other	3,965	359	(70)	(146)	4,108
Depreciation and amortization	3,823	294	216	(21)	4,312
Property and other taxes	1,033	120	10	(1)	1,162
Impairment of assets and other charges	38	—	1	—	39
Total operating expenses	16,125	1,153	157	(227)	17,208
Gains on Sales of Other Assets and Other, net	9	—	16	—	25
Operating Income (Loss)	5,359	462	(21)	14	5,814
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	4	3	46	—	53
Other income and expenses, net	397	46	172	(113)	502
Total Other Income and Expenses	401	49	218	(113)	555
Interest Expense	1,501	189	921	(98)	2,513
Income (Loss) From Continuing Operations Before Income Taxes	4,259	322	(724)	(1)	3,856
Income Tax Expense (Benefit) from Continuing Operations	631	57	(207)	—	481
Income (Loss) from Continuing Operations	3,628	265	(517)	(1)	3,375
Less: Net Income Attributable to Noncontrolling Interest	66	—	—	(1)	65
Net Income (Loss) Attributable to Duke Energy Corporation	3,562	265	(517)	—	3,310
Less: Preferred Dividends	—	—	92	—	92
Less: Preferred Redemption Costs	—	—	16	—	16
Segment Income/Other Net Loss	$3,562	$265	$(625)	$—	$3,202
Discontinued Operations					9
Net Income Available to Duke Energy Corporation Common Stockholders					$3,211

Segment Income/Other Net Loss	$3,562	$265	$(625)	$—	$3,202
Special Items	38	3	16	—	57
Adjusted Earnings(a)	$3,600	$268	$(609)	$—	$3,259
(a)    See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income/Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	September 30, 2025
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other(a)	Eliminations/ Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$152	$10	$526	$—	$688
Receivables, net	3,833	167	6	—	4,006
Receivables of variable interest entities, net	12	—	—	—	12
Receivables from affiliated companies	191	154	1,306	(1,651)	—
Notes receivable from affiliated companies	529	39	435	(1,003)	—
Inventory	4,391	69	35	(1)	4,494
Regulatory assets	1,749	140	89	(1)	1,977
Assets held for sale	—	44	3	—	47
Other	756	116	142	(30)	984
Total current assets	11,613	739	2,542	(2,686)	12,208
Property, Plant and Equipment
Cost	167,544	16,322	2,151	(76)	185,941
Accumulated depreciation and amortization	(54,998)	(3,391)	(857)	—	(59,246)
Net property, plant and equipment	112,546	12,931	1,294	(76)	126,695
Other Noncurrent Assets
Goodwill	17,380	1,630	—	—	19,010
Regulatory assets	12,807	761	510	(1)	14,077
Nuclear decommissioning trust funds	12,778	—	—	—	12,778
Operating lease right-of-use assets, net	751	3	457	—	1,211
Investments in equity method unconsolidated affiliates	1	178	144	—	323
Investment in consolidated subsidiaries	569	8	78,737	(79,314)	—
Assets held for sale	—	2,106	—	—	2,106
Other	2,599	314	1,595	(623)	3,885
Total other noncurrent assets	46,885	5,000	81,443	(79,938)	53,390
Total Assets	171,044	18,670	85,279	(82,700)	192,293
Segment reclassifications, intercompany balances and other	(1,397)	(202)	(81,101)	82,700	—
Segment Assets	$169,647	$18,468	$4,178	$—	$192,293
(a)    Includes amounts in held for sale accounts related to the Commercial Renewables Disposal Groups.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	September 30, 2025
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other(a)	Eliminations/ Adjustments	Duke Energy
Current Liabilities
Accounts payable	$3,264	$221	$706	$—	$4,191
Accounts payable to affiliated companies	970	44	530	(1,544)	—
Notes payable to affiliated companies	266	522	215	(1,003)	—
Notes payable and commercial paper	—	—	2,885	—	2,885
Taxes accrued	1,336	100	(294)	(1)	1,141
Interest accrued	498	61	255	—	814
Current maturities of long-term debt	984	555	4,921	(8)	6,452
Asset retirement obligations	592	—	—	—	592
Regulatory liabilities	1,214	15	—	—	1,229
Liabilities associated with assets held for sale	—	36	21	—	57
Other	1,537	80	565	(138)	2,044
Total current liabilities	10,661	1,634	9,804	(2,694)	19,405
Long-Term Debt	50,160	4,763	24,447	(69)	79,301
Long-Term Debt Payable to Affiliated Companies	618	7	—	(625)	—
Other Noncurrent Liabilities
Deferred income taxes	12,327	1,575	(1,631)	—	12,271
Asset retirement obligations	8,962	90	—	—	9,052
Regulatory liabilities	14,309	1,039	29	—	15,377
Operating lease liabilities	676	2	331	—	1,009
Accrued pension and other post-retirement benefit costs	177	28	199	—	404
Investment tax credits	889	1	—	—	890
Liabilities associated with assets held for sale	—	167	—	—	167
Other	1,286	123	568	(187)	1,790
Total other noncurrent liabilities	38,626	3,025	(504)	(187)	40,960
Equity
Total Duke Energy Corporation stockholders' equity	69,817	9,238	51,532	(79,125)	51,462
Noncontrolling interests	1,162	3	—	—	1,165
Total equity	70,979	9,241	51,532	(79,125)	52,627
Total Liabilities and Equity	171,044	18,670	85,279	(82,700)	192,293
Segment reclassifications, intercompany balances and other	(1,397)	(202)	(81,101)	82,700	—
Segment Liabilities and Equity	$169,647	$18,468	$4,178	$—	$192,293
(a)    Includes amounts in held for sale accounts related to the Commercial Renewables Disposal Groups.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended September 30, 2025
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$2,632	$1,913	$2,157	$561	$992	$(75)	$8,180
Operating Expenses
Fuel used in electric generation and purchased power	706	629	546	175	324	(71)	2,309
Operation, maintenance and other	477	358	577	98	212	6	1,728
Depreciation and amortization	488	373	297	83	203	4	1,448
Property and other taxes	96	54	147	87	9	1	394
Impairment of assets and other charges	1	(2)	—	—	—	—	(1)
Total operating expenses	1,768	1,412	1,567	443	748	(60)	5,878
Gains on Sales of Other Assets and Other, net	—	1	1	—	—	10	12
Operating Income	864	502	591	118	244	(5)	2,314
Other Income and Expenses, net(b)	66	57	22	4	15	—	164
Interest Expense	184	125	118	34	66	(5)	522
Income Before Income Taxes	746	434	495	88	193	—	1,956
Income Tax Expense	54	58	97	13	24	18	264
Less: Net Income Attributable to Noncontrolling Interest(c)	—	—	—	—	—	34	34
Segment Income	$692	$376	$398	$75	$169	$(52)	$1,658
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes an equity component of allowance for funds used during construction of $36 million for Duke Energy Carolinas, $29 million for Duke Energy Progress, $3 million for Duke Energy Florida, $4 million for Duke Energy Ohio and $9 million for Duke Energy Indiana.
(c)    Includes a noncontrolling interest in Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Nine Months Ended September 30, 2025
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$7,387	$5,612	$5,486	$1,546	$2,671	$(337)	$22,365
Operating Expenses
Fuel used in electric generation and purchased power	2,080	1,928	1,378	485	803	(348)	6,326
Operation, maintenance and other	1,439	1,082	1,354	277	594	—	4,746
Depreciation and amortization	1,402	1,049	861	242	617	13	4,184
Property and other taxes	283	159	389	253	44	15	1,143
Impairment of assets and other charges	—	(2)	—	—	—	—	(2)
Total operating expenses	5,204	4,216	3,982	1,257	2,058	(320)	16,397
Gains on Sales of Other Assets and Other, net	6	1	2	—	—	12	21
Operating Income	2,189	1,397	1,506	289	613	(5)	5,989
Other Income and Expenses, net(b)	189	146	69	12	47	(2)	461
Interest Expense	584	392	352	97	182	(20)	1,587
Income Before Income Taxes	1,794	1,151	1,223	204	478	13	4,863
Income Tax Expense	146	156	238	31	62	20	653
Less: Net Income Attributable to Noncontrolling Interest(c)	—	—	—	—	—	82	82
Segment Income	$1,648	$995	$985	$173	$416	$(89)	$4,128
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes an equity component of allowance for funds used during construction of $102 million for Duke Energy Carolinas, $70 million for Duke Energy Progress, $14 million for Duke Energy Florida, $9 million for Duke Energy Ohio and $24 million for Duke Energy Indiana.
(c)    Includes a noncontrolling interest in Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	September 30, 2025
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$44	$55	$30	$10	$13	$—	$152
Receivables, net	1,299	858	804	384	478	10	3,833
Receivables of variable interest entities, net	1	5	6	—	—	—	12
Receivables from affiliated companies	208	33	76	24	2	(152)	191
Notes receivable from affiliated companies	—	628	—	107	200	(406)	529
Inventory	1,545	1,380	771	168	527	—	4,391
Regulatory assets	662	663	211	34	180	(1)	1,749
Other	433	207	57	2	66	(9)	756
Total current assets	4,192	3,829	1,955	729	1,466	(558)	11,613
Property, Plant and Equipment
Cost	61,074	44,082	32,318	9,317	20,699	54	167,544
Accumulated depreciation and amortization	(20,157)	(16,793)	(8,224)	(2,514)	(7,349)	39	(54,998)
Net property, plant and equipment	40,917	27,289	24,094	6,803	13,350	93	112,546
Other Noncurrent Assets
Goodwill	—	—	—	596	—	16,784	17,380
Regulatory assets	4,239	4,412	2,113	366	1,051	626	12,807
Nuclear decommissioning trust funds	7,270	5,202	306	—	—	—	12,778
Operating lease right-of-use assets, net	82	395	236	5	33	—	751
Investments in equity method unconsolidated affiliates	—	—	1	—	—	—	1
Investment in consolidated subsidiaries	56	10	3	499	1	—	569
Other	1,221	778	509	66	266	(241)	2,599
Total other noncurrent assets	12,868	10,797	3,168	1,532	1,351	17,169	46,885
Total Assets	57,977	41,915	29,217	9,064	16,167	16,704	171,044
Segment reclassifications, intercompany balances and other	(277)	(752)	(88)	(631)	(206)	557	(1,397)
Reportable Segment Assets	$57,700	$41,163	$29,129	$8,433	$15,961	$17,261	$169,647
(a)    Includes balances of the wholly owned subsidiary Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances, purchase accounting adjustments and Commercial Transmission and Duke Energy Indiana Holdco, LLC balances.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	September 30, 2025
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$1,294	$718	$713	$223	$315	$1	$3,264
Accounts payable to affiliated companies	510	448	103	18	85	(194)	970
Notes payable to affiliated companies	196	—	476	—	—	(406)	266
Taxes accrued	351	157	417	277	91	43	1,336
Interest accrued	158	88	124	46	81	1	498
Current maturities of long-term debt	26	85	787	90	4	(8)	984
Asset retirement obligations	247	206	2	8	130	(1)	592
Regulatory liabilities	531	259	119	45	259	1	1,214
Other	546	326	367	87	215	(4)	1,537
Total current liabilities	3,859	2,287	3,108	794	1,180	(567)	10,661
Long-Term Debt	17,895	13,662	9,755	3,491	4,942	415	50,160
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	—	618
Other Noncurrent Liabilities
Deferred income taxes	4,285	2,679	2,931	867	1,516	49	12,327
Asset retirement obligations	3,607	4,081	193	61	1,006	14	8,962
Regulatory liabilities	7,421	4,781	654	237	1,228	(12)	14,309
Operating lease liabilities	74	390	178	5	29	—	676
Accrued pension and other post-retirement benefit costs	19	137	87	70	82	(218)	177
Investment tax credits	308	152	240	5	184	—	889
Other	755	289	168	68	20	(14)	1,286
Total other noncurrent liabilities	16,469	12,509	4,451	1,313	4,065	(181)	38,626
Equity
Total Duke Energy Corporation stockholders equity	19,454	13,307	11,903	3,448	5,830	15,875	69,817
Noncontrolling interests(c)	—	—	—	—	—	1,162	1,162
Total equity	19,454	13,307	11,903	3,448	5,830	17,037	70,979
Total Liabilities and Equity	57,977	41,915	29,217	9,064	16,167	16,704	171,044
Segment reclassifications, intercompany balances and other	(277)	(752)	(88)	(631)	(206)	557	(1,397)
Reportable Segment Liabilities and Equity	$57,700	$41,163	$29,129	$8,433	$15,961	$17,261	$169,647
(a)    Includes balances of the wholly owned subsidiary Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances, purchase accounting adjustments and Commercial Transmission and Duke Energy Indiana Holdco, LLC balances.
(c)    Includes a noncontrolling interest in Duke Energy Indiana.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended September 30, 2025
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$118	$271	$4	$1	$394
Operating Expenses
Cost of natural gas	12	98	—	—	110
Operation, maintenance and other	28	94	—	3	125
Depreciation and amortization	36	69	3	(2)	106
Property and other taxes	21	19	1	—	41
Total operating expenses	97	280	4	1	382
Operating Income (Loss)	21	(9)	—	—	12
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	—	5	—	5
Other income and expenses, net	2	12	—	—	14
Total other income and expenses	2	12	5	—	19
Interest Expense	18	48	1	—	67
Income (Loss) Before Income Taxes	5	(45)	4	—	(36)
Income Tax Expense (Benefit)	1	(11)	1	(1)	(10)
Segment Income (Loss)	$4	$(34)	$3	$1	$(26)
(a)    Includes results of the wholly owned subsidiary Duke Energy Kentucky.
(b)    Primarily earnings from investments in Sabal Trail and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Nine Months Ended September 30, 2025
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$553	$1,463	$11	$—	$2,027
Operating Expenses
Cost of natural gas	148	494	—	—	642
Operation, maintenance and other	84	289	—	6	379
Depreciation and amortization	111	210	7	(3)	325
Property and other taxes	72	56	4	(3)	129
Total operating expenses	415	1,049	11	—	1,475
Operating Income	138	414	—	—	552
Other Income and Expenses, net
Equity in earnings of unconsolidated affiliates	—	—	11	—	11
Other income and expenses, net	6	34	—	—	40
Other Income and Expenses, net	6	34	11	—	51
Interest Expense	52	142	3	—	197
Income Before Income Taxes	92	306	8	—	406
Income Tax Expense	18	58	2	(1)	77
Segment Income	$74	$248	$6	$1	$329
(a)    Includes results of the wholly owned subsidiary Duke Energy Kentucky.
(b)    Includes earnings from investments in Sabal Trail and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	September 30, 2025
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$5	$2	$3	$—	$10
Receivables, net	47	120	—	—	167
Receivables from affiliated companies	—	82	139	(67)	154
Notes receivable from affiliated companies	60	—	—	(21)	39
Inventory	15	54	—	—	69
Regulatory assets	12	128	—	—	140
Assets held for sale	—	44	—	—	44
Other	29	81	6	—	116
Total current assets	168	511	148	(88)	739
Property, Plant and Equipment
Cost	5,118	11,130	74	—	16,322
Accumulated depreciation and amortization	(1,249)	(2,129)	(13)	—	(3,391)
Net property, plant and equipment	3,869	9,001	61	—	12,931
Other Noncurrent Assets
Goodwill	324	39	—	1,267	1,630
Regulatory assets	323	379	—	59	761
Operating lease right-of-use assets, net	—	2	—	1	3
Investments in equity method unconsolidated affiliates	—	—	173	5	178
Investment in consolidated subsidiaries	—	—	—	8	8
Assets held for sale	—	1,822	—	284	2,106
Other	23	276	16	(1)	314
Total other noncurrent assets	670	2,518	189	1,623	5,000
Total Assets	4,707	12,030	398	1,535	18,670
Segment reclassifications, intercompany balances and other	(60)	(83)	(169)	110	(202)
Reportable Segment Assets	$4,647	$11,947	$229	$1,645	$18,468
(a)    Includes balances of the wholly owned subsidiary Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	September 30, 2025
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$42	$173	$7	$(1)	$221
Accounts payable to affiliated companies	4	91	16	(67)	44
Notes payable to affiliated companies	—	543	—	(21)	522
Taxes accrued	18	59	23	—	100
Interest accrued	12	50	—	(1)	61
Current maturities of long-term debt	50	505	—	—	555
Regulatory liabilities	9	6	—	—	15
Liabilities associated with assets held for sale	—	36	—	—	36
Other	3	74	—	3	80
Total current liabilities	138	1,537	46	(87)	1,634
Long-Term Debt	859	3,800	57	47	4,763
Long-Term Debt Payable to Affiliated Companies	7	—	—	—	7
Other Noncurrent Liabilities
Deferred income taxes	457	1,069	47	2	1,575
Asset retirement obligations	64	26	—	—	90
Regulatory liabilities	227	801	—	11	1,039
Operating lease liabilities	—	2	—	—	2
Accrued pension and other post-retirement benefit costs	23	6	—	(1)	28
Investment tax credits	—	1	—	—	1
Liabilities associated with assets held for sale	—	167	—	—	167
Other	20	102	—	1	123
Total other noncurrent liabilities	791	2,174	47	13	3,025
Equity
Total Duke Energy Corporation stockholders' equity	2,912	4,519	245	1,562	9,238
Noncontrolling interests	—	—	3	—	3
Total equity	2,912	4,519	248	1,562	9,241
Total Liabilities and Equity	4,707	12,030	398	1,535	18,670
Segment reclassifications, intercompany balances and other	(60)	(83)	(169)	110	(202)
Reportable Segment Liabilities and Equity	$4,647	$11,947	$229	$1,645	$18,468
(a)    Includes balances of the wholly owned subsidiary Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.

Electric Utilities and Infrastructure
Quarterly Highlights
September 2025

	Three Months Ended September 30,				Nine Months Ended September 30,
	2025	2024	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)	2025	2024	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
Gigawatt-hour (GWh) Sales(a)
Residential	26,800	26,756	0.2%	1.7%	71,353	69,024	3.4%	1.6%
Commercial	23,375	22,954	1.8%	2.8%	61,544	60,546	1.6%	1.7%
Industrial	12,297	12,595	(2.4%)	(0.6%)	35,012	35,879	(2.4%)	(1.2%)
Other Energy Sales	95	130	(26.9%)	n/a	349	395	(11.6%)	n/a
Unbilled Sales	(1,603)	(1,960)	18.2%	n/a	(608)	(1,020)	40.4%	n/a
Total Retail Sales	60,964	60,475	0.8%	1.6%	167,650	164,824	1.7%	1.0%
Wholesale and Other	11,916	12,281	(3.0%)		34,633	33,528	3.3%
Total Consolidated Electric Sales – Electric Utilities and Infrastructure	72,880	72,756	0.2%		202,283	198,352	2.0%

Average Number of Customers (Electric)
Residential	7,549,514	7,430,021	1.6%		7,522,577	7,392,374	1.8%
Commercial	1,048,926	1,045,408	0.3%		1,047,251	1,043,696	0.3%
Industrial	15,001	15,604	(3.9%)		15,144	15,705	(3.6%)
Other Energy Sales	22,923	23,607	(2.9%)		23,060	23,722	(2.8%)
Total Retail Customers	8,636,364	8,514,640	1.4%		8,608,032	8,475,497	1.6%
Wholesale and Other	53	50	6.0%		53	51	3.9%
Total Average Number of Customers – Electric Utilities and Infrastructure	8,636,417	8,514,690	1.4%		8,608,085	8,475,548	1.6%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	10,833	11,410	(5.1%)		29,965	30,784	(2.7%)
Nuclear	19,593	19,150	2.3%		57,769	56,182	2.8%
Hydro	300	276	8.7%		1,198	1,704	(29.7%)
Natural Gas and Oil	28,056	28,704	(2.3%)		71,981	71,506	0.7%
Renewable Energy	1,119	942	18.8%		3,131	2,648	18.2%
Total Generation(d)	59,901	60,482	(1.0%)		164,044	162,824	0.7%
Purchased Power and Net Interchange(e)	16,580	16,480	0.6%		47,746	45,963	3.9%
Total Sources of Energy	76,481	76,962	(0.6%)		211,790	208,787	1.4%
Less: Line Loss and Other	3,601	4,206	(14.4%)		9,507	10,435	(8.9%)
Total GWh Sources	72,880	72,756	0.2%		202,283	198,352	2.0%

Owned Megawatt (MW) Capacity(c)
Summer					50,689	50,241
Winter					55,270	54,782
Nuclear Capacity Factor (%)(f)					98	96

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Carolinas
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
September 2025

	Three Months Ended September 30,				Nine Months Ended September 30,
	2025	2024	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)	2025	2024	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	8,804	8,843	(0.4%)		24,107	23,340	3.3%
Commercial	8,745	8,725	0.2%		23,400	23,389	—%
Industrial	5,317	5,364	(0.9%)		14,848	15,035	(1.2%)
Other Energy Sales	61	65	(6.2%)		194	201	(3.5%)
Unbilled Sales	(669)	(1,046)	36.0%		(319)	(571)	44.1%
Total Retail Sales	22,258	21,951	1.4%	1.4%	62,230	61,394	1.4%	0.5%
Wholesale and Other	3,058	2,897	5.6%		8,812	8,326	5.8%
Total Consolidated Electric Sales – Duke Energy Carolinas	25,316	24,848	1.9%		71,042	69,720	1.9%

Average Number of Customers
Residential	2,548,828	2,496,286	2.1%		2,536,524	2,480,807	2.2%
Commercial	403,029	402,809	0.1%		402,595	402,306	0.1%
Industrial	5,801	5,941	(2.4%)		5,847	5,956	(1.8%)
Other Energy Sales	10,755	11,009	(2.3%)		10,798	11,064	(2.4%)
Total Retail Customers	2,968,413	2,916,045	1.8%		2,955,764	2,900,133	1.9%
Wholesale and Other	27	24	12.5%		27	25	8.0%
Total Average Number of Customers – Duke Energy Carolinas	2,968,440	2,916,069	1.8%		2,955,791	2,900,158	1.9%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	2,649	2,940	(9.9%)		7,472	8,551	(12.6%)
Nuclear	11,688	11,157	4.8%		34,840	33,886	2.8%
Hydro	126	112	12.5%		593	973	(39.1%)
Natural Gas and Oil	8,945	8,719	2.6%		21,415	20,779	3.1%
Renewable Energy	83	94	(11.7%)		227	266	(14.7%)
Total Generation(d)	23,491	23,022	2.0%		64,547	64,455	0.1%
Purchased Power and Net Interchange(e)	2,852	3,535	(19.3%)		9,522	9,015	5.6%
Total Sources of Energy	26,343	26,557	(0.8%)		74,069	73,470	0.8%
Less: Line Loss and Other	1,027	1,709	(39.9%)		3,027	3,750	(19.3%)
Total GWh Sources	25,316	24,848	1.9%		71,042	69,720	1.9%

Owned MW Capacity(c)
Summer					19,745	19,429
Winter					20,842	20,476
Nuclear Capacity Factor (%)(f)					98	96

Heating and Cooling Degree Days
Actual
Heating Degree Days	1	—	—%		1,771	1,599	10.8%
Cooling Degree Days	969	1,029	(5.8%)		1,573	1,656	(5.0%)

Variance from Normal
Heating Degree Days	(90.3%)	(100.0%)			(7.6%)	(18.1%)
Cooling Degree Days	(3.9%)	1.6%			3.5%	8.3%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Progress
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
September 2025

	Three Months Ended September 30,				Nine Months Ended September 30,
	2025	2024	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)	2025	2024	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	5,436	5,415	0.4%		15,202	14,459	5.1%
Commercial	4,570	4,513	1.3%		12,005	11,764	2.0%
Industrial	2,475	2,627	(5.8%)		7,307	7,178	1.8%
Other Energy Sales	21	21	—%		63	64	(1.6%)
Unbilled Sales	(530)	(613)	13.5%		(608)	(430)	(41.4%)
Total Retail Sales	11,972	11,963	0.1%	2.4%	33,969	33,035	2.8%	1.7%
Wholesale and Other	6,899	7,168	(3.8%)		20,145	19,438	3.6%
Total Consolidated Electric Sales – Duke Energy Progress	18,871	19,131	(1.4%)		54,114	52,473	3.1%

Average Number of Customers
Residential	1,530,754	1,504,584	1.7%		1,524,192	1,495,604	1.9%
Commercial	249,167	248,517	0.3%		248,833	248,167	0.3%
Industrial	3,026	3,187	(5.1%)		3,047	3,213	(5.2%)
Other Energy Sales	2,380	2,436	(2.3%)		2,392	2,443	(2.1%)
Total Retail Customers	1,785,327	1,758,724	1.5%		1,778,464	1,749,427	1.7%
Wholesale and Other	8	8	—%		8	8	—%
Total Average Number of Customers – Duke Energy Progress	1,785,335	1,758,732	1.5%		1,778,472	1,749,435	1.7%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	2,115	2,095	1.0%		6,164	6,013	2.5%
Nuclear	7,905	7,993	(1.1%)		22,929	22,296	2.8%
Hydro	116	94	23.4%		433	523	(17.2%)
Natural Gas and Oil	6,321	6,919	(8.6%)		17,836	17,692	0.8%
Renewable Energy	58	60	(3.3%)		176	175	0.6%
Total Generation(d)	16,515	17,161	(3.8%)		47,538	46,699	1.8%
Purchased Power and Net Interchange(e)	3,048	2,769	10.1%		8,301	7,614	9.0%
Total Sources of Energy	19,563	19,930	(1.8%)		55,839	54,313	2.8%
Less: Line Loss and Other	692	799	(13.4%)		1,725	1,840	(6.3%)
Total GWh Sources	18,871	19,131	(1.4%)		54,114	52,473	3.1%

Owned MW Capacity(c)
Summer					12,585	12,570
Winter					13,880	13,775
Nuclear Capacity Factor (%)(f)					97	94

Heating and Cooling Degree Days
Actual
Heating Degree Days	—	—	—%		1,606	1,369	17.3%
Cooling Degree Days	1,040	1,151	(9.6%)		1,809	1,889	(4.2%)

Variance from Normal
Heating Degree Days	(100.0%)	(100.0%)			(7.9%)	(23.1%)
Cooling Degree Days	(4.4%)	5.8%			8.8%	13.6%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Florida
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
September 2025

	Three Months Ended September 30,				Nine Months Ended September 30,
	2025	2024	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)	2025	2024	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	7,093	7,184	(1.3%)		17,333	17,094	1.4%
Commercial	4,701	4,677	0.5%		12,067	12,021	0.4%
Industrial	823	853	(3.5%)		2,457	2,533	(3.0%)
Other Energy Sales	6	7	(14.3%)		20	22	(9.1%)
Unbilled Sales	(172)	(138)	—%		343	409	(16.1%)
Total Retail Sales	12,451	12,583	(1.0%)	0.3%	32,220	32,079	0.4%	(0.1%)
Wholesale and Other	587	840	(30.1%)		1,612	2,045	(21.2%)
Total Electric Sales – Duke Energy Florida	13,038	13,423	(2.9%)		33,832	34,124	(0.9%)

Average Number of Customers
Residential	1,822,296	1,797,878	1.4%		1,816,531	1,789,614	1.5%
Commercial	213,293	211,547	0.8%		212,584	210,988	0.8%
Industrial	1,564	1,652	(5.3%)		1,587	1,683	(5.7%)
Other Energy Sales	3,519	3,598	(2.2%)		3,540	3,615	(2.1%)
Total Retail Customers	2,040,672	2,014,675	1.3%		2,034,242	2,005,900	1.4%
Wholesale and Other	13	13	—%		13	13	—%
Total Average Number of Customers – Duke Energy Florida	2,040,685	2,014,688	1.3%		2,034,255	2,005,913	1.4%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	1,211	1,361	(11.0%)		2,904	2,983	(2.6%)
Natural Gas and Oil	11,047	11,348	(2.7%)		28,672	28,740	(0.2%)
Renewable Energy	969	780	24.2%		2,705	2,184	23.9%
Total Generation(d)	13,227	13,489	(1.9%)		34,281	33,907	1.1%
Purchased Power and Net Interchange(e)	291	454	(35.9%)		742	1,352	(45.1%)
Total Sources of Energy	13,518	13,943	(3.0%)		35,023	35,259	(0.7%)
Less: Line Loss and Other	480	520	(7.7%)		1,191	1,135	4.9%
Total GWh Sources	13,038	13,423	(2.9%)		33,832	34,124	(0.9%)

Owned MW Capacity(c)
Summer					10,980	10,858
Winter					12,569	12,575

Heating and Cooling Degree Days
Actual
Heating Degree Days	—	—	—%		359	294	22.1%
Cooling Degree Days	1,579	1,656	(4.6%)		3,055	3,092	(1.2%)

Variance from Normal
Heating Degree Days	—%	—%			(3.8%)	(22.4%)
Cooling Degree Days	5.7%	11.2%			10.0%	12.2%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Duke Energy Ohio
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
September 2025

	Three Months Ended September 30,				Nine Months Ended September 30,
	2025	2024	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)	2025	2024	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	2,769	2,745	0.9%		7,254	7,064	2.7%
Commercial	2,854	2,670	6.9%		7,500	7,128	5.2%
Industrial	1,285	1,335	(3.7%)		3,507	3,926	(10.7%)
Other Energy Sales	(6)	24	(125.0%)		34	65	(47.7%)
Unbilled Sales	(110)	(105)	(4.8%)		28	(81)	134.6%
Total Retail Sales	6,792	6,669	1.8%	3.0%	18,323	18,102	1.2%	1.2%
Wholesale and Other	159	135	17.8%		406	392	3.6%
Total Electric Sales – Duke Energy Ohio	6,951	6,804	2.2%		18,729	18,494	1.3%

Average Number of Customers
Residential	838,473	833,621	0.6%		837,981	831,841	0.7%
Commercial	76,385	76,150	0.3%		76,430	75,964	0.6%
Industrial	2,018	2,196	(8.1%)		2,057	2,221	(7.4%)
Other Energy Sales	2,584	2,786	(7.3%)		2,614	2,792	(6.4%)
Total Retail Customers	919,460	914,753	0.5%		919,082	912,818	0.7%
Wholesale and Other	1	1	—%		1	1	—%
Total Average Number of Customers – Duke Energy Ohio	919,461	914,754	0.5%		919,083	912,819	0.7%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	707	649	8.9%		2,062	1,896	8.8%
Natural Gas and Oil	159	120	32.5%		294	265	10.9%
Total Generation(d)	866	769	12.6%		2,356	2,161	9.0%
Purchased Power and Net Interchange(e)	6,548	6,590	(0.6%)		18,196	18,075	0.7%
Total Sources of Energy	7,414	7,359	0.7%		20,552	20,236	1.6%
Less: Line Loss and Other	463	555	(16.6%)		1,823	1,742	4.6%
Total GWh Sources	6,951	6,804	2.2%		18,729	18,494	1.3%

Owned MW Capacity(c)
Summer					1,077	1,080
Winter					1,173	1,173

Heating and Cooling Degree Days
Actual
Heating Degree Days	18	13	38.5%		2,989	2,526	18.3%
Cooling Degree Days	843	894	(5.7%)		1,194	1,347	(11.4%)

Variance from Normal
Heating Degree Days	(62.3%)	(73.2%)			(1.7%)	(18.1%)
Cooling Degree Days	8.1%	14.4%			6.5%	19.9%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Duke Energy Indiana
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
September 2025

	Three Months Ended September 30,				Nine Months Ended September 30,
	2025	2024	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)	2025	2024	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	2,698	2,569	5.0%		7,457	7,067	5.5%
Commercial	2,505	2,369	5.7%		6,572	6,244	5.3%
Industrial	2,397	2,416	(0.8%)		6,893	7,207	(4.4%)
Other Energy Sales	13	13	—%		38	43	(11.6%)
Unbilled Sales	(122)	(58)	(110.3%)		(52)	(347)	85.0%
Total Retail Sales	7,491	7,309	2.5%	1.7%	20,908	20,214	3.4%	2.6%
Wholesale and Other	1,213	1,241	(2.3%)		3,658	3,327	9.9%
Total Electric Sales – Duke Energy Indiana	8,704	8,550	1.8%		24,566	23,541	4.4%

Average Number of Customers
Residential	809,163	797,652	1.4%		807,349	794,508	1.6%
Commercial	107,052	106,385	0.6%		106,809	106,271	0.5%
Industrial	2,592	2,628	(1.4%)		2,606	2,632	(1.0%)
Other Energy Sales	3,685	3,778	(2.5%)		3,716	3,808	(2.4%)
Total Retail Customers	922,492	910,443	1.3%		920,480	907,219	1.5%
Wholesale and Other	4	4	—%		4	4	—%
Total Average Number of Customers – Duke Energy Indiana	922,496	910,447	1.3%		920,484	907,223	1.5%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	4,151	4,365	(4.9%)		11,363	11,341	0.2%
Hydro	58	70	(17.1%)		172	208	(17.3%)
Natural Gas and Oil	1,584	1,598	(0.9%)		3,764	4,030	(6.6%)
Renewable Energy	9	8	12.5%		23	23	—%
Total Generation(d)	5,802	6,041	(4.0%)		15,322	15,602	(1.8%)
Purchased Power and Net Interchange(e)	3,841	3,132	22.6%		10,985	9,907	10.9%
Total Sources of Energy	9,643	9,173	5.1%		26,307	25,509	3.1%
Less: Line Loss and Other	939	623	50.7%		1,741	1,968	(11.5%)
Total GWh Sources	8,704	8,550	1.8%		24,566	23,541	4.4%

Owned MW Capacity(c)
Summer					6,302	6,304
Winter					6,806	6,783

Heating and Cooling Degree Days
Actual
Heating Degree Days	18	18	—%		3,179	2,695	18.0%
Cooling Degree Days	864	801	7.9%		1,218	1,238	(1.6%)

Variance from Normal
Heating Degree Days	(64.5%)	(68.8%)			(3.2%)	(19.1%)
Cooling Degree Days	11.5%	5.1%			8.7%	12.6%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Gas Utilities and Infrastructure
Quarterly Highlights
September 2025

	Three Months Ended September 30,			Nine Months Ended September 30,
	2025	2024	% Inc. (Dec.)	2025	2024	% Inc. (Dec.)
Total Sales
Piedmont Natural Gas Local Distribution Company (LDC) throughput (dekatherms)(a)	150,368,042	162,163,516	(7.3%)	457,572,934	453,695,306	0.9%
Duke Energy Midwest LDC throughput (Mcf)(a)	9,505,511	9,607,415	(1.1%)	63,843,944	55,774,760	14.5%

Average Number of Customers – Piedmont Natural Gas
Residential	1,090,804	1,070,213	1.9%	1,091,309	1,071,704	1.8%
Commercial	108,349	107,481	0.8%	109,067	108,047	0.9%
Industrial	925	939	(1.5%)	937	942	(0.5%)
Power Generation	19	19	—%	19	19	—%
Total Average Number of Gas Customers – Piedmont Natural Gas	1,200,097	1,178,652	1.8%	1,201,332	1,180,712	1.7%

Average Number of Customers – Duke Energy Midwest
Residential	521,730	520,087	0.3%	524,011	522,087	0.4%
Commercial	33,337	33,221	0.3%	34,247	34,234	—%
Industrial	2,080	2,189	(5.0%)	2,205	2,210	(0.2%)
Other	116	118	(1.7%)	117	117	—%
Total Average Number of Gas Customers – Duke Energy Midwest	557,263	555,615	0.3%	560,580	558,648	0.3%
(a)    Piedmont has a margin decoupling mechanism in North Carolina, weather normalization mechanisms in South Carolina and Tennessee and fixed-price contracts with most power generation customers that significantly eliminate the impact of throughput changes on earnings. Duke Energy Ohio's rate design also serves to offset this impact.